Bank Owned Life Insurance and Annuities	12 Months Ended
Dec. 31, 2016
Bank Owned Life Insurance and Annuities [Abstract]
Bank Owned Life Insurance and Annuities

9.  Bank Owned Life Insurance and Annuities

The Company holds bank-owned life insurance (BOLI) and deferred annuities with a combined cash value of $14,631,000 and $14,905,000 at December 31, 2016 and 2015, respectively. As annuitants retire, the deferred annuities may be converted to payout annuities to create payment streams that match certain post-retirement liabilities. The cash surrender value on the BOLI and annuities decreased in 2016 by $274,000, the net change resulting from proceeds from life insurance claim payments, premium payments and earnings recorded as non-interest income. The net increase in cash surrender value on the BOLI and annuities was  $98,000 and $411,000 in 2015 and 2014, respectively. The contracts are owned by the Bank in various insurance companies. The crediting rate on the policies varies annually based on the insurance companies’ investment portfolio returns in their general fund and market conditions. Changes in cash value of BOLI and annuities in 2016 and 2015 are shown below (in thousands):

	Life Insurance	Deferred Annuities	Total
Balance as of January 1, 2015	$14,397	$410	$14,807
Earnings	321	16	337
Premiums on existing policies	41	13	54
Annuity payments received	-	(34)	(34)
Net proceeds from life insurance claim	(259)	-	(259)
Balance as of December 31, 2015	14,500	405	14,905
Earnings	309	15	324
Premiums on existing policies	40	13	53
Net proceeds from life insurance claim	(651)	-	(651)
Balance as of December 31, 2016	$14,198	$433	$14,631